UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

ANTRIABIO, INC.
(Name of registrant in its charter)

Delaware	000-54495	27-3440894
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

1450 Infinite Drive
Louisville, CO 80027
 (Address of principal executive offices)

(303) 222-2128
 (Registrant's telephone number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

PIPE TRANSACTION

On May 4, 2017, AntriaBio, Inc. (the “Company”, “we”, “us” ,“our” or “AntriaBio”) completed a second close of  an ongoing planned private placement transaction (the “PIPE Financing”) with investors in the Republic of Korea (each an “Investor” and collectively, the “Investors”) pursuant to Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Act”) and Rule 506 of Regulation D promulgated thereunder.  In connection with the transaction, we entered into Stock Purchase Agreements (collectively, the “Purchase Agreements”) with the Investors whereby we issued 2,226,190 shares of our Common Stock (each a “Share”) at a purchase price of $1.00 per Share.  We received gross proceeds of $2.2 million, excluding transaction costs, fees and expenses. As part of the PIPE Financing, the Company is seeking to raise at least $15.0 million and while no assurance can be given that the Company will be successful in its efforts, the Company plans on conducting subsequent Closings.

Registration Rights

In connection with the PIPE Financing, we granted registration rights to the Investors whereby we agreed that within thirty (30) days following the final Close of the PIPE Financing, we will file a registration statement (the “Registration Statement”) under the Act, covering the Shares.  We agreed to take all necessary actions and make all necessary filings to keep the Registration Statement effective for a period that extends from the first date on which the United States Securities and Exchange Commission issues an order of effectiveness in relation to the Registration Statement until such date as our legal counsel issues a legal opinion asserting that the Offered Shares are available for resale under Rule 144 of the Securities Act.

The foregoing description of the Purchase Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the form of the Purchase Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on form 8-K filed with the SEC on March 6, 2017, which is incorporated herein by reference.

RULE 135C NOTICE

We are providing this Current Report on Form 8-K in accordance with Rule 135c under the Act (“Rule 135c”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. Any securities that may be offered pursuant to the Financing or any agreement related thereto have not been registered under the Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The sale and issuance of the Shares have been determined to be exempt from registration under the Act in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.  Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits

EXHIBIT      DESCRIPTION

10.1	Form of Purchase Agreement *

* Previously filed with the Company’s Current Report on Form 8-K as filed on March 6, 2017 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTRIABIO, INC.

DATE: May 9, 2017	By:	/s/ Nevan Elam
Nevan Elam Chief Executive Officer & Chairman of the Board

EXHIBIT INDEX

EXHIBIT      DESCRIPTION

10.1	Form of Purchase Agreement *

* Previously filed with the Company’s Current Report on Form 8-K as filed on March 6, 2017 and incorporated herein by reference.